UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2010
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI	48033
(Address of principal executive offices)	(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement
Revolving Credit Facility
Effective as of March 19, 2010, Lear Corporation (the “Company”) entered into an amendment and restatement (the “Amended and Restated First Lien Agreement”) of the First Lien Agreement (as defined below) with the lenders providing for a new $110 million revolving credit facility (the “Revolving Credit Facility”) under the Amended and Restated First Lien Agreement. The credit agreement dated October 23, 2009 (the “First Lien Agreement”), among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the several lenders and agents from time to time parties thereto permits such an amendment and restatement with the consent of the Company and the lenders providing the Revolving Credit Facility. The Revolving Credit Facility permits the Company to borrow for general corporate and working capital purposes and to issue letters of credit. The commitments under the Revolving Credit Facility expire on March 19, 2013. The Revolving Credit Facility is subject to terms and conditions substantially consistent with the terms and conditions of the First Lien Agreement.
Advances under the Revolving Credit Facility bear interest at a variable rate per annum equal to (i) LIBOR, as adjusted for certain statutory reserves, plus an adjustable margin based on the Company’s corporate rating, which initially is 4.50%, payable on the last day of each applicable interest period but in no event less frequently than quarterly, or (ii) the Adjusted Base Rate (as defined in the Amended and Restated First Lien Agreement) plus an adjustable margin based on the Company’s corporate rating, which initially is 3.50%, payable quarterly. In the event the term loans outstanding under the First Lien Agreement and the Second Lien Agreement (as defined below) under the Amended and Restated First Lien Agreement are paid in full, the margin applicable to all advances under the Revolving Credit Facility will be reduced by 25 basis points. In addition, the Amended and Restated First Lien Agreement obligates the Company to pay certain fees to the lenders.
First Amendment to the First Lien Credit Agreement
On March 19, 2010, the Company entered into an amendment (the “First Amendment”) of the Amended and Restated First Lien Agreement, to facilitate, among other things, the issuance of the notes by the Company referenced in Item 7.01 of this Current Report on Form 8-K (the “Notes”) and in connection therewith, to permit the application of the proceeds of such offering to prepay amounts outstanding under the Company’s second lien credit agreement (the “Second Lien Agreement”) and to permit the application of the Company’s existing cash in connection with the repayment of remaining amounts outstanding under the Second Lien Agreement. The First Amendment also provides that the Company may repurchase certain amounts of the Notes when certain terms and conditions are met and that, in the event the term loans outstanding under the First Lien Agreement and the Second Lien Agreement under the Amended and Restated First Lien Agreement are paid in full, the Company will be permitted upon certain conditions to pay a limited amount of cash dividends or repurchase a limited amount of its stock.
Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure
On March 22, 2010, the Company announced that it plans to offer, subject to market and other conditions, senior unsecured notes due 2018 and senior unsecured notes due 2020 in a $700 million underwritten public offering pursuant to an effective Registration Statement on Form S-3 and a related prospectus supplement filed with the Securities and Exchange Commission. The Company’s press release announcing the offering is attached hereto as Exhibit 99.2 and incorporated herein by reference.
At this offering amount, the Company intends to use the net proceeds from this offering, together with its current cash and cash equivalents, to repay in full amounts outstanding under the First Lien Agreement and the Second Lien Agreement.
The information contained in this Item 7.01 and Exhibit 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 8 – Other Events
Item 8.01. Other Events
Financial Information
On March 22, 2010, the Company filed a Registration Statement on Form S-3 with the Securities and Exchange Commission, pursuant to which the Company may offer debt securities that are unconditionally guaranteed by certain of its domestic subsidiaries. In connection therewith, Rule 3-10 of Regulation S-K under the Securities Act of 1933, as amended, requires that the Company provide certain financial information relating to the subsidiary guarantors. Accordingly, the Company is providing revised 2009 audited consolidated financial statements, which include Note 20, “Supplemental Guarantor Condensed Consolidating Financial Statements.”
The Company’s revised 2009 audited consolidated financial statements are filed as Exhibit 99.1 hereto and incorporated herein by reference.
This Current Report on Form 8-K is being filed only for the purpose expressly described herein, and the Company has not otherwise modified or updated disclosure contained in its 2009 Annual Report on Form 10-K (the “Form 10-K”) or reflected any other events occurring after the filing of the Form 10-K. This Current Report on Form 8-K should be read in conjunction with the Form 10-K and the Company’s other filings with the Securities and Exchange Commission.
Litigation Related Matters
In connection with our patent infringement lawsuit against Johnson Controls Inc. and Johnson Controls Interiors LLC (together, the “JCI Parties”), on March 11, 2010, the court issued an opinion and order granting the JCI Parties’ motion for summary judgment on two of the three patents-in-suit, U.S. Patent No. Re 36,181 and U.S. Patent No. Re 36,752. This order leaves for trial by jury the issue of whether the JCI Parties’ infringed the third patent-in-suit, U.S. Patent No. 5,731,756.
In connection with The Chamberlain Group’s lawsuit against the Company in the U.S. District Court for the Northern District of Illinois alleging patent infringement, we filed two motions for summary judgment on non-infringement on March 18, 2010.
For a discussion of both of these cases, see Note 15 to the consolidated financial statements included in our Current Report on Form 8-K filed with the SEC on March 22, 2010 and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit
Number	Exhibit Description

10.1	Amended and Restated First Lien Agreement

10.2	First Amendment to the Amended and Restated First Lien Agreement

Exhibit
Number	Exhibit Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm

99.1	2009 audited consolidated financial statements of the Company

99.2	Press Release, dated March 22, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: March 22, 2010	By: Name:	/s/ Matthew J. Simoncini Matthew J. Simoncini
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Amended and Restated First Lien Agreement

10.2	First Amendment to the Amended and Restated First Lien Agreement

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm

99.1	2009 audited consolidated financial statements of the Company

99.2	Press Release, dated March 22, 2010